UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2021

HOLICITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39426	85-1270303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Carillon Point

Kirkland, WA 98033

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 278-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HOLUU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	HOL	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HOLUW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Supplement to Proxy Statement

As previously disclosed, on February 2, 2021, Holicity Inc., a Delaware corporation (“Holicity” or the “Company”), entered into a business combination agreement by and among Holicity, Holicity Merger Sub Inc., a wholly-owned subsidiary of Holicity (“Merger Sub”), and Astra Space, Inc. (“Astra”) (as it may be amended and/or restated from time to time, the “Business Combination Agreement”). The business combination was unanimously approved by Holicity’s board of directors (the “Board”) on January 29, 2021. If the Business Combination Agreement is approved by Holicity’s and Astra’s stockholders, and the transactions contemplated by the Business Combination Agreement are consummated, Merger Sub will merge with and into Astra with Astra surviving the merger as a wholly-owned subsidiary of Holicity (the “Business Combination”). In addition, in connection with the consummation of the Business Combination (the “Closing”), Holicity will be renamed “Astra Space, Inc.” and is referred to herein as “New Astra” as of the time following such change of name.

On May 3, 2021, Holicity initially publicly filed a registration statement on Form S-4 (File No. 333- 255703) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the Business Combination. On June 7, 2021, Holicity filed with the SEC its proxy statement/prospectus pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the special meeting of stockholders of Holicity scheduled to be held at 8:00 a.m., Eastern time, June 30, 2021 (the “Proxy Statement”) to, among other things, vote on a proposal to approve and adopt the Business Combination Agreement.

This is a supplement to the Proxy Statement filed by Holicity with the SEC and mailed to Company stockholders in connection with the solicitation of proxies for use at the special meeting of stockholders of the Company. The Proxy Statement is amended and supplemented by the information set forth in this Current Report on Form 8-K, which should be read as part of, and in conjunction with, the information contained in the Proxy Statement. To the extent that information set forth below differs from information contained in the Proxy Statement, the information set forth below shall supersede such information contained in the Proxy Statement. Except as otherwise set forth below, the information set forth in the Proxy Statement remains unchanged, and capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Proxy Statement.

Since the initial filing of the Registration Statement, purported stockholders of Holicity have filed three complaints in connection with the Business Combination (collectively, the “Shareholder Litigation”). On May 21, 2021, a lawsuit captioned Phillip Smith v. Holicity Inc., et al., Index No. 653445/2021, was filed in the Supreme Court of the State of New York, County of New York, against the Company and certain of its officers and directors asserting claims for breach of fiduciary duty against the defendant directors and for aiding and abetting such breach against the Company. The complaint alleges, among other things, that (i) the Registration Statement misrepresented or omitted certain material information about the Business Combination and (ii) the merger consideration for the Business Combination is inadequate. On June 14, 2021, a lawsuit captioned Timothy Cahill v. Holicity Inc., et al., No. 1:21-cv-05269, was filed in the United States District Court for the Southern District of New York (“SDNY”) against the Company and certain of its officers and directors asserting claims (i) under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and (ii) for breach of fiduciary duty. The complaint alleges, among other things, that the Proxy Statement misrepresented or omitted certain material information about the Business Combination. On June 21, 2021, a lawsuit captioned Anthony Morgan v. Holicity Inc., et al., No. 1:21-cv-05451, was filed in the SDNY against the Company and certain of its officers and directors under Sections 14(a) and 20(a) of the Exchange Act, alleging that the Registration Statement misrepresented or omitted certain material information about the Business Combination. The plaintiffs in the Shareholder Litigation seek injunctive relief and damages, as well as fees and costs.

While the Company believes that no supplemental disclosure is required under applicable law and that the claims asserted in the Shareholder Litigation are without merit, in order to avoid the risk of the Shareholder Litigation delaying or adversely affecting the Business Combination and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Registration and Proxy Statements as provided below in order to moot the claims. In exchange, the plaintiffs in the Shareholder Litigation have agreed to voluntarily dismiss their respective complaints.

Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Complaints and Demands that any additional disclosure was or is required.

This Current Report on Form 8-K and the disclosure provided herein does not affect the Business Combination or the timing of the special meeting of the Company’s stockholders scheduled for June 30, 2021 at 8:00 a.m. Eastern time as described in the Proxy Statement. The Company’s board of directors continues to recommend that Company stockholders vote “FOR” the proposal to approve the Business Combination Agreement and “FOR” the other proposals being considered at the special meeting.

SUPPLEMENT TO THE PROXY STATEMENT

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the Proxy Statement. All page references in the information below are to pages in the Proxy Statement. Paragraph references used herein refer to the proxy statement before any additions or deletions resulting from the supplemental disclosures. Underlined text shows text being added to a referenced disclosure in the proxy statement and stricken text shows text being removed from a referenced disclosure in the proxy statement. The information contained herein speaks only as of June [_], 2021 unless the information indicates that another date applies.

The section of the Proxy Statement entitled “THE BUSINESS COMBINATION PROPOSAL – Background of the Business Combination” is hereby amended and supplemented as follows:

The disclosure in the ninth full paragraph on page 76 of the Proxy Statement is amended and supplemented to read in its entirety as follows:

After the Initial Public Offering, our officers and directors commenced an active search for prospective businesses or assets to acquire in our initial business combination. Representatives of Holicity were contacted by, and representatives of Holicity contacted, numerous individuals, financial advisors and other entities who offered to present ideas for business combination opportunities. Our officers and directors and their affiliates also brought to our attention target business candidates. Of the potential targets with which Holicity engaged in preliminary discussions, 24 executed non-disclosure agreements with Holicity in order to provide access to confidential information, none of which contained standstill provisions.

The section of the Proxy Statement entitled “THE BUSINESS COMBINATION PROPOSAL – Holicity’s Board of Directors’ Reasons for the Approval of the Business Combination” is hereby amended and supplemented as follows:

The disclosure in the first full paragraph on page 83 of the Proxy Statement is amended and supplemented to read in its entirety as follows:

“Deutsche Bank conducted an enterprise valuation analysis by reviewing a variety of inputs, including estimated enterprise values of comparable publicly traded peer companies, Astra’s projected financial models and valuation methodologies of comparable SPAC business combinations. The public trading market valuation of comparable Satellite Operators (consisting of Iridium Communications (NASDAQ: IRDM), Orbcomm Inc. (NASDAQ: ORBC), and Viasat Inc. (NASDAQ: VSAT), collectively, the “Satellite Operators”) have estimated ~~2021~~ enterprise value / 2021E revenue multiples ranging from 1.3x to 11.4x (and a median of 2.7x) and estimated enterprise value / 2021E EBITDA multiples ranging from 6.1x to 18.6x (and a median of 11.4x), in each case based on publicly available market data as of December 30, 2020. The public trading market valuation of comparable Aerospace and Defense companies (consisting of Maxar Technologies (NYSE: MAXR), L3Harris Technologies (NYSE: LHX), Boeing Co. (NYSE: BA), Northrop Grumman Corporation (NYSE: NOC), Lockheed Martin Corporation (NYSE: LMT), Airbus SE (EPA: AIR), and Aerojet Rocketdyne (formerly NYSE: AJRD), collectively, the “Aerospace and Defense Companies”) have estimated enterprise value / 2021E revenue multiples ranging from 1.3x to 2.6x (and a median of 1.6x) and estimated enterprise value / 2021E EBITDA multiples ranging from 9.7x to 26.2x (and a median of 11.1x), in each case based on publicly available market data as of December 30, 2020; provided that the metrics for Aerojet Rocketdyne represent market data as of December 18, 2020 given that Lockheed Martin announced the acquisition of Aerojet Rocketdyne on December 20, 2020. The public trading market valuation of comparable category-leading de-SPAC companies (consisting of QuantumScape Corp. (NYSE: QS), Luminar Technologies (NASDAQ: LAZR), ChargePoint Holdings (NYSE: CHPT), and DraftKings Inc. (NASDAQ: DKNG), collectively, the “category-leading de-SPAC companies”) imply estimated ~~2025~~ enterprise value/ 2025E revenue multiples ranging from 7.4x to 15.9x (and a median of 10.3x) and estimated ~~2025~~ enterprise value/ 2025E EBITDA multiples ranging from 48.6x to 66.9x (and a median of 49.9x), in each case based on publicly available market data as of December 30, 2020 and applying the trading price of $41.18 of Switchback Energy Acquisition Corporation for ChargePoint, being the counterparty to its previously announced business combination, provided that the metrics for QuantumScape Corp. represent 2027E, when its operations are projected to reach scale. The valuation analysis used 2025E financial projections in light of Astra’s anticipated growth trajectory and confidence in its ability to reach a sustainable adjusted EBITDA margin of approximately 50%, and applied a range of 10.0x – 12.0x 2025E EBITDA multiples derived from a median of Astra’s expected long-term peer group to generate a range of implied future enterprise value of the combined company. The range of the implied future enterprise value was then discounted back at a 20% annual discount rate to arrive at a range of implied current enterprise value of $3.3 billion to $4.0 billion and the deal was finally priced at a further discount of 42% for a pro forma enterprise value of $2.123 billion. See the Investor Presentation included as Exhibit 99.2 to Form 8-K (File No. 001-39426), filed with the SEC on February 2, 2021, for more information on the valuation analysis reviewed by the Holicity Board of Directors.”

The section of the Proxy Statement entitled “BUSINESS COMBINATION PROPOSAL – The Private Placement” is hereby amended and supplemented as follows:

The disclosure in the third full paragraph on page 76 of the Proxy Statement is amended and supplemented to read in its entirety as follows:

In connection with the Private Placement, Holicity engaged BofA Securities, Inc. (“BofA Securities”) and PJT Partners LP, a global advisory-based investment bank (“PJT”), as co-placement agents. In connection with performing services as co-placement agents, BofA Securities and PJT will receive fees and expense reimbursements customary for a PIPE transaction (subject to the terms and conditions of their engagement letters with Holicity). See “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF HOLICITY — Contractual Obligations” for more information. PJT previously had been hired to advise Astra in connection with the proposed business combination, and will receive customary compensation in connection therewith. Except in respect of the Private Placement, PJT did not provide any advice to Holicity, including, but not limited to, regarding the valuation of Astra or the terms of the business combination with Astra. Holicity and Astra each signed agreements with PJT acknowledging PJT’s role as both financial advisor to Astra in connection with the proposed business combination and as co-placement agent to Holicity in connection with the Private Placement and waived any purported conflicts in connection with such dual roles. In addition, BofA Securities, PJT and their respective affiliates may provide investment banking and other financial services to Holicity, Astra and their respective affiliates in the future, for which they would expect to receive customary compensation.

The section of the Proxy Statement entitled “BUSINESS COMBINATION PROPOSAL – Background of the Business Combination” is hereby amended and supplemented as follows:

The disclosure in the eighth full paragraph on page 77 of the Proxy Statement is amended and supplemented to read in its entirety as follows:

On the same day, Holicity engaged Deutsche Bank Securities Inc. (“Deutsche Bank”) to provide financial advice on the potential transaction and the industry generally, assist with Holicity’s preparation of a financial model of Astra’s business (the “financial model”) and help negotiate the transaction. Deutsche Bank was also the lead underwriter for Holicity’s Initial Public Offering. See “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF HOLICITY — Contractual Obligations” for more information.

The section of the Proxy Statement entitled “BUSINESS COMBINATION PROPOSAL – Background of the Business Combination” is hereby amended and supplemented as follows:

The disclosure in the sixth full paragraph on page 78 of the Proxy Statement is amended and supplemented to read in its entirety as follows:

On December 11, 2020, Holicity management engaged Deutsche Bank and BofA Securities to advise on a potential business combination with Astra and separately engaged BofA Securities to be lead placement agent to assist Holicity in its solicitation of potential PIPE Investors). See “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF HOLICITY — Contractual Obligations” for more information.

The section of the Proxy Statement entitled “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF HOLICITY – Contractual Obligations” is hereby amended and supplemented as follows:

The disclosure in the fourth full paragraph on page 155 of the Proxy Statement is amended and supplemented to read in its entirety as follows:

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay our Sponsor a monthly fee of $10,000 for office space, administrative and support services. We began incurring these fees on August 4, 2020 and will continue to incur these fees monthly until the earlier of the completion of the Business Combination or our liquidation. BofA Securities is entitled to: (i) $1.35 million in deferred underwriting compensation as compensation for its acting as an underwriter in the Initial Public Offering, after taking into account a portion of its respective deferred underwriting compensation applied towards financial advisory fees; (ii) $1.98 million as a placement agent’s fee in connection with the Private Placement; and (iii) $2.75 million for its role as financial advisor, in each case that will only accrue if a business combination is consummated. Deutsche Bank is entitled to: (i) $3.15 million in deferred underwriting compensation as compensation for its acting as an underwriter in the Initial Public Offering, after taking into account a portion of its respective deferred underwriting compensation applied towards financial advisory fees; and (ii) $3.25 million for its role as financial advisor, in each case that will only accrue if a business combination is consummated.

The disclosure in the seventh full paragraph on page 155 of the Proxy Statement is amended and supplemented to read in its entirety as follows:

The underwriters were paid a cash underwriting discount of $0.20 per unit, or $6.0 million in the aggregate, upon the closing of the Initial Public Offering and the partial exercise of the over-allotment option. From such underwriting discount, BofA Securities received fees of $1.8 million and Deutsche Bank received fees of $4.2 million. In addition, $0.35 per unit, or approximately $10.5 million in the aggregate, will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that we complete a Business Combination, subject to the terms of the underwriting agreement.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company initially publicly filed with the SEC the Registration Statement, which includes a proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. The registration statement became effective on June 4, 2021. The Company’s stockholders and other interested persons are advised to read the proxy statement/prospectus included in the Registration Statement and the amendments thereto, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. The definitive proxy statement/prospectus is being mailed to stockholders of the Company as of a record date established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders are able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, at the SEC’s web site at sec.gov, or by directing a request to: Holicity Inc., 2300 Carillon Point, Kirkland, WA 98033, Attention: Craig McCaw, Chief Executive Officer, (425) 278-7100.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s registration statement on Form S-1, which was initially filed with the SEC on July 17, 2020, and is available free of charge at the SEC’s web site at sec.gov, or by directing a request to Holicity Inc., 2300 Carillon Point, Kirkland, WA 98033, Attention: Secretary, (425) 278-7100. Additional information regarding the interests of such participants is contained in the Registration Statement.

Astra and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Astra’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Astra’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Astra’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against the Company and Astra following the announcement of the Business Combination Agreement and the transactions contemplated therein; (2) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of the Company or Astra, approvals or other determinations from certain regulatory authorities, or other conditions to closing in the Business Combination Agreement; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (4) the inability to obtain or maintain the listing of New Astra’s Class A common stock on Nasdaq following the Business Combination; (5) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that Astra or the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) the surviving entity’s ability to raise financing in the future and to comply with restrictive covenants related to long-term indebtedness; (11) the impact of COVID-19 on Astra’s business and/or the ability of the parties to complete the Business Combination; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company and Astra caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and Astra do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLICITY INC.

	By:	/s/ Steve Ednie
	Name:	Steve Ednie
	Title:	Chief Financial Officer
Date: June 23, 2021